UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811 - 22464

Ironwood Multi-Strategy Fund LLC

 (Exact name of registrant as specified in charter)

One Market Plaza, Steuart Tower, Suite 2500
San Francisco, CA 94105
(Address of principal executive offices)(Zip code)

Jonathan Gans
Chief Executive Officer and President
c/o Ironwood Capital Management Corporation
One Market Plaza, Steuart Tower, Suite 2500
San Francisco, CA 94105
(Name and address of agent for service)

Registrant’s telephone number, including area code:  (415) 777-2400

Date of fiscal year end:  April 30

Date of reporting period:  July 31, 2013

Ironwood Institutional Multi-Strategy Fund LLC
Consolidated Schedule of Investments*
July 31, 2013
(Unaudited)

	Cost	Fair Value	Percent of Net Assets	Next Available Redemption Date(1)	Liquidity(2)
EVENT-DRIVEN MULTI-STRATEGY
Elliott International Limited	$38,825,000	$41,688,557	8.47%	12/31/2013	Semi-Annual (6)
Perry Partners International, Inc.	27,306,812	29,795,147	6.05%	9/30/2013	Quarterly (4)
Magnetar Capital Fund II Ltd.	26,889,858	28,595,212	5.81%	9/30/2013	Quarterly (3)
Suvretta Offshore Fund, Ltd.	14,100,000	14,837,846	3.01%	3/31/2014	Quarterly
Panning Overseas Fund, Ltd.	14,900,000	14,713,861	2.99%	6/30/2014	Quarterly (4)
Magnetar Global Event Driven Fund Ltd.	12,450,000	13,170,855	2.68%	9/30/2013	Quarterly (4)
HG Vora Special Opportunities Fund, Ltd.	12,500,000	12,725,000	2.58%	6/30/2014	Monthly
Eton Park Overseas Fund, Ltd.	416,487	447,640	0.09%	12/31/2013	Annual
Magnetar Equity Opportunities Fund Ltd.	245,000	327,519	0.07%	8/31/2013	Monthly
XPI Holding I Ltd.	64,745	62,711	0.01%	n/a	Other (7)
SUB TOTAL:	147,697,902	156,364,348	31.76%
RELATIVE VALUE MULTI-STRATEGY
Citadel Kensington Global Strategies Fund Ltd.	36,781,145	41,908,698	8.51%	9/30/2013	Quarterly - 18 mos(10)
D.E. Shaw Composite International Fund	35,982,762	39,478,938	8.02%	9/30/2013	Quarterly (3)
HBK Offshore Fund II L.P.	22,397,238	24,109,077	4.90%	9/30/2013	Quarterly (4)
Hutchin Hill Capital Offshore Fund, Ltd.	22,543,750	23,869,996	4.85%	9/30/2013	Quarterly (4)
KLS Diversified Fund Ltd.	13,300,000	13,317,194	2.71%	9/30/2013	Quarterly
FCOI II Holdings, L.P.	5,075,000	5,860,463	1.19%	12/31/2013	Annual
OZ Overseas Fund II, Ltd.	1,250,000	1,497,864	0.30%	12/31/2013	Annual
SUB TOTAL:	137,329,895	150,042,230	30.48%
DISTRESSED
Silver Point Capital Offshore Fund, Ltd.	35,519,291	40,222,334	8.17%	9/30/2013	Annual
Monarch Debt Recovery Fund Ltd	22,582,500	25,120,719	5.10%	9/30/2013	Annual
Monarch Structured Credit Fund Ltd (Series IV)	14,250,000	14,276,881	2.90%	n/a	Other (8)
One William Street Capital Offshore Fund, Ltd.	9,050,000	9,930,013	2.02%	9/30/2013	Quarterly
Monarch Structured Credit Fund Ltd	7,110,000	7,816,223	1.59%	n/a	Other (8)
Cerberus International SPV, Ltd.	3,927,681	5,306,012	1.08%	n/a	Other (7)
Monarch Structured Credit Fund Ltd (Series II)	1,975,000	2,671,073	0.54%	n/a	Other (8)
Cerberus International, Ltd.	1,033,613	1,378,665	0.28%	n/a	Other (7)
SUB TOTAL:	95,448,085	106,721,920	21.68%
EQUITY MARKET NEUTRAL
Millennium International, Ltd.	25,822,870	27,862,486	5.66%	9/30/2013	Quarterly (4)
Rosemont Offshore Fund, Ltd.	12,940,000	13,396,407	2.72%	9/30/2013	Quarterly
S.A.C. Capital International, Ltd.	8,725,244	10,275,987	2.09%	9/30/2013	Quarterly (4)
Adams Hill Partners (Cayman) Ltd.	11,500,000	10,191,548	2.07%	9/30/2013	Quarterly
Citadel Global Equities Fund Ltd.	7,033,190	7,908,446	1.61%	8/31/2013	Monthly (5)
SUB TOTAL:	66,021,304	69,634,874	14.15%
CREDIT OPPORTUNITIES
MidOcean Credit Opportunity Offshore Fund Ltd.	4,450,000	4,805,592	0.98%	9/30/2013	Quarterly
GSO Special Situations Overseas Fund Ltd.	411,959	456,788	0.09%	9/30/2013	Semi-Annual (9)
King Street Capital, Ltd.	202,829	238,148	0.05%	9/30/2013	Quarterly (4)
SUB TOTAL:	5,064,788	5,500,528	1.12%
TOTAL INVESTMENTS:	$451,561,974	$488,263,900	99.18%

Other assets, less liabilities		$4,014,348
NET ASSETS:		$492,278,248	100.00%

*All investments in private investment companies are non-income producing.

(1) Investments in Investment Funds may be composed of multiple tranches. The Next Available Redemption Date relates to the earliest date after July 31, 2013 that a redemption from a tranche is available without a redemption fee.

(2) Available frequency of redemptions after initial lock-up period, if any. Different tranches may have different liquidity terms. Redemption notice periods range from thirty to ninety days. Lock up periods range from twelve to thirty months. The Adviser cannot estimate when restrictions will lapse for any fund level gates, suspensions or side pockets.

(3) Subject to a 12.5% quarterly investor level gate.

(4) Subject to a 25% quarterly investor level gate.

(5) Subject to a 16.67% monthly investor level gate.

(6) Approximately 80% of the investment is available semi-annually. Approximately 20% is available semi-annually, subject to a 25% semi-annual investor level gate.

(7) The Investment Funds do not have set redemption timeframes but are liquidating investments and making distributions as underlying investments are sold.

(8) This investment will liquidate all of its assets and distribute proceeds during the 12 month period following the end of the investment period.

(9) Subject to a 50% semi-annual investor level gate.

(10) Approximately 68% of the investment is available for redemption quarterly subject to a 10% investor level gate. If fund level redemptions are less than 5%, then the 10% investor level gate does not apply.  Approximately 32% of the investment is available every 18 months.

ITEM 1.	SCHEDULE OF INVESTMENTS.

The Schedule(s) of Investments is attached herewith.

Ironwood Multi-Strategy Fund LLC

Schedule of Investments – July 31, 2013 (unaudited)

Ironwood Multi-Strategy Fund LLC (1)

Investment in Ironwood Institutional
Multi-Strategy Fund LLC –	100.15%	Cost	$250,274,868	Value	$260,348,268
Other assets, less liabilities	-.15%				$(394,305)
Net Assets	100.00%				$259,953,963

(1)	Invests the majority of its assets in Ironwood Institutional Multi-Strategy Fund LLC. The Schedule of Investments of Ironwood Institutional Multi-Strategy Fund LLC is included below.

Ironwood Institutional Multi-Strategy Fund LLC

Schedule of Investments – July 31, 2013 (unaudited)

INVESTMENT OBJECTIVE AS PERCENTAGE OF NET ASSETS

Strategy Allocation	Percent of Net Assets

Event-Driven Multi-Strategy	31.76%
Relative Value Multi-Strategy	30.48
Distressed	21.68
Equity Market Neutral	14.15
Credit Opportunities	1.12
99.18%

NOTES TO SCHEDULE OF INVESTMENTS

Fair Value of Financial Instruments

Ironwood Multi-Strategy Fund LLC (the “Fund”) invests substantially all of its assets through a master-feeder structure in Ironwood Institutional Multi-Strategy Fund LLC (the “Master Fund”).

Fair value is defined as the price that the Master Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. The Fund ordinarily considers fair value to be an amount equal to the Master Fund’s pro rata interest in the net assets of each Investment Fund, as such value is supplied by, or on behalf of, the Investment Fund’s investment manager, generally on a monthly basis. Some values received from, or on behalf of, the Investment Funds’ respective investment managers are typically estimates only, subject to subsequent revision by such investment managers. Such values are generally net of management fees and performance incentive fees or allocations payable to the Investment Funds’ managers or general partners pursuant to the Investment Funds’ operating agreements. The Investment Funds value their underlying investments in accordance with policies established by each Investment Fund, as described in each of their financial statements or offering memoranda. The Master Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate.

The Adviser values the Master Fund’s investments in Investment Funds based on such reasonably available relevant information as it considers material. The Adviser has designed ongoing due diligence processes with respect to Investment Funds and their investment managers, which assist the Adviser in assessing the quality of information provided by, or on behalf of, each Investment Fund and in determining whether such information continues to be reliable or whether further investigation is necessary. Such investigation, as applicable, may or may not require the Adviser to forego its normal reliance on the value supplied by, or on behalf of, such Investment Fund and to independently determine the fair value of the Master Fund’s interest in such Investment Fund, consistent with the Master Fund’s fair valuation procedures.

If no value is readily available from an Investment Fund or if a value supplied by an Investment Fund were to be deemed by the Adviser not to be indicative of its fair value, the Adviser would determine, in good faith, the fair value of the Investment Fund under procedures adopted by the Board and subject to Board supervision. Because of the inherent uncertainty of valuation, the fair values of the Investment Funds held by the Master Fund may differ significantly from the values that would have been used had a ready market for the Investment Funds been available. As of July 31, 2013, no investments were valued by the Adviser.

At July 31, 2013, approximately 0.02% of the Master Fund’s net assets were invested in side pockets maintained by the Investment Funds. Side pockets are sub-funds within the Investment Funds that have restricted liquidity, potentially extending over a much longer period than the typical liquidity an investment in the Investment Funds may provide. Management cannot estimate the timing of when side pockets will be liquidated.

The following is a summary of the investment strategies of the Investment Funds held by the Master Fund as of July 31, 2013.

Event-driven strategies involve the assessment of how, when and if an announced transaction will be completed. A common event-driven strategy is merger arbitrage (also called risk arbitrage). This involves the purchase of the stock of a target company involved in a potential merger and, in the case of a stock-for-stock offer, the short sale of the stock of the acquiring company. The target company’s stock would typically trade at a discount to the offer price due to the uncertainty of the completion of the transaction. The positions may be reversed if the manager feels the acquisition may not close. This strategy aims to capture the spread between the value of the security at the close of the transaction and its discounted value at the time of purchase. Other examples of event-driven trades include equity restructurings, spin-offs, sub trades, asset sales and liquidations. Event-driven multi-strategy hedge funds utilize more than one strategy as part of their underlying business.

Relative value strategies attempt to capture pricing anomalies between assets that for all economic purposes are identical. Relative value strategies capture these inefficiencies by utilizing a combination of assets including bonds, stocks, swaps, options, exchange traded funds, currencies, futures, etc. An example of this type of strategy would be bond basis trading, which attempts to capture the difference between spreads on derivative credit instruments (e.g., swaps and futures) and spreads on closely matched (in terms of issuer and maturity) cash bonds. The values of the two aforementioned instruments converge at two important circumstances, i.e., at default and at maturity, and thus the basis between the two should generally be quite tight. Market distortions (e.g., structural imbalances, asset flows, leverages facilities, etc.) create this cash synthetic spread which the Investment Funds’ managers attempt to capture through relative value trading. Examples of other relative value strategies include capital structure arbitrage, convertible bond arbitrage, fixed income arbitrage and index arbitrage. Relative value multi-strategy hedge funds utilize more than one relative value strategy as part of their underlying business.

Distressed strategies involve the purchase or short sale of debt or equity securities of issuers experiencing financial distress. These securities are attractive because of the market’s inaccurate assessment of the company’s future potential. Managers may obtain voting rights or control blocks and actively participate in the bankruptcy or reorganization process while other investors may remain passive investors.

Equity market neutral strategies involve the purchase of a stock or baskets of stocks that is relatively underpriced, as well as selling short a stock or basket of stocks that is relatively overpriced. Depending on the manager’s investment strategy, the determination of whether a stock is overpriced or underpriced can be made through fundamental analysis (a “fundamental long/short” strategy) or by complex statistical models that examine numerous factors that affect the price of a stock (a “statistical arbitrage” strategy). The Adviser favors long/short managers who use a “dollar balanced” approach, i.e., they are short approximately the same dollar value of stocks that they are long.

Credit opportunity strategies involve a variety of strategies intended to exploit inefficiencies in the high-yield and related credit markets. One such strategy is capital structure arbitrage which involves the purchase and short sale of different classes of securities of the same issuer where there is a relative mispricing between two classes of securities. An example of this strategy is the purchase of undervalued senior secured debt, and the short sale of overvalued subordinated unsecured debt, or common equity.

The Master Fund uses a three-tier hierarchy to distinguish between (a) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the fair value of the Master Fund’s investments. The inputs are summarized in the three broad levels listed below:

Level 1 – unadjusted quoted prices in active markets for identical investments that the Master Fund has the ability to access.

Level 2 – other significant observable inputs (including observable net asset values where the investment is not traded in an active market and is subject to transfer restrictions, fair value of investments where the Master Fund has the ability to redeem tranches at net asset value as of the measurement date or within one quarter of the date of measurement without paying an early redemption fee (the “near term”)).

Level 3 – significant unobservable inputs (including the Master Fund’s own assumptions in determining the fair value of investments, and fair value of investments where the Master Fund does not have the ability to redeem tranches at net asset value as of the measurement date or within the near term as defined above).

Investments in Investment Funds are included in Level 2 or 3 of the fair value hierarchy.  In determining the level, the Master Fund considers the length of time until the investment is redeemable, including notice and lock-up periods or any other restriction on the disposition of the investment.  The Master Fund also considers the nature of the portfolios of the underlying Investment Funds and their ability to liquidate their underlying investments.  The Investment Funds generally hold positions in readily marketable investments and derivatives that are valued at quoted market values and/or less liquid non-marketable investments and derivatives that are valued at estimated fair value. The mix and concentration of more readily marketable investments and less liquid non-marketable investments varies across the Investment Funds based on various factors, including the nature of their investment strategy, as described in each of their financial statements or offering memoranda.

If the Master Fund has the ability to redeem its investment at the reported net asset valuation in the near term, the investment is generally included in Level 2 of the fair value hierarchy.  If the Master Fund does not know precisely when it will have the ability to redeem the investment or it does not have the ability to redeem its investment in the near term, the investment is included in Level 3 of the fair value hierarchy.

The methodology used for determining the classification level for U.S. GAAP reporting is not an indication of the risks associated with investing in those investments. The Fund believes that when evaluating the Master Fund’s liquidity, the match between the liquidity of investments and the timing of the Fund’s June 30 and December 31 tender periods is a more meaningful measure.

The units of account that are valued by the Master Fund are its interests in the Investment Funds and not the underlying holdings of such Investment Funds. Thus, the inputs used by the Master Fund to value its investments in each of the Investment Funds may differ from the inputs used to value the underlying holdings of such Investment Funds. The table presented below is not intended to be indicative of the fair value hierarchy classification of investments in the underlying portfolios of the Investment Funds.

The following is a summary of the fair value inputs used, by investment strategies of the Master Fund’s Investment Funds, as of July 31, 2013 (amounts in thousands):

Investment Funds	Level 1	Level 2	Level 3	Total
Event-Driven Multi-Strategy	$-	$14,643	$141,721	$156,364
Relative Value Multi-Strategy	-	58,937	91,105	150,042
Distressed	-	6,179	100,543	106,722
Equity Market Neutral	-	34,291	35,344	69,635
Credit Opportunities	-	4,859	642	5,501
Total	$-	$118,909	$369,355	$488,264

The following is a reconciliation of the Master Fund’s Investment Funds by investment strategies for which significant unobservable inputs (Level 3) were used in determining value (amounts in thousands):

	Investments in Investment Funds
	Event-Driven Multi-Strategy	Relative Value Multi-Strategy	Distressed	Equity Market Neutral	Credit Opportunities	Total
Balance as of April 30, 2013	$73,211	$72,922	$78,931	$29,852	$4,080	$258,996
Purchases	66,647	16,100	21,500	8,250	-	112,497
Sales	(16)	-	(623)	-	(1,451)	(2,090)
Net realized gain (loss)	(2)	-	145	-	285	428
Net change in unrealized appreciation	1,881	2,083	1,511	1,152	(273)	6,354
Transfer to Level 2	-	-	(921)	(3,910)	(1,999)	(6,830)
Ending Balance as of July 31, 2013	$141,721	$91,105	$100,543	$35,344	$642	$369,355

The Master Fund recognizes transfers into and out of the levels indicated above at the end of the reporting period. There were no transfers between Level 1 and Level 2 for the quarter ended July 31, 2013.

Federal Income Tax Information

As of July 31, 2013, gross unrealized appreciation and depreciation of the Master Fund’s investments, based on cost for federal income tax purposes were as follows:

Cost of Investments	$468,945,582
Gross Unrealized Appreciation	$21,251,830
Gross Unrealized Depreciation	(1,933,513)
Net Unrealized Appreciation (Depreciation) on Investments	$19,318,317

ITEM 2.	CONTROLS AND PROCEDURES

Controls & Procedures

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications of Chief Executive Officer and President and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto as an exhibit.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):

By:	/s/ Jonathan Gans
Jonathan Gans Chief Executive Officer and President

Date: 9/27/2013

Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan Gans
Jonathan Gans Chief Executive Officer and President

Date: 9/27/2013

By:	/s/ Martha Boero
Martha Boero Principal Financial Officer

Date: 9/27/2013